UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2011
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, Suite 300 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement

Mainland Resources, Inc. (the "Company") and American Exploration Corporation ("American Exploration") have agreed to extend the Merger Agreement and Plan of Merger between the parties dated March 22, 2010, as previously amended by a Letter Agreement dated July 28, 2010, an Amending Agreement dated September 7, 2010, an Amending Agreement dated December 23, 2010, an Amending Agreement dated March 14, 2011, an Amending Agreement dated May 17, 2011, and an Amending Agreement dated August 18, 2011 (such agreement, as amended, the "Merger Agreement").

The Merger Agreement is subject to termination by either party if certain conditions specified in the Merger Agreement are not satisfied at or before the "Termination Date," which was previously defined to mean October 31, 2011, or such later date as may be mutually agreed by the parties. Mainland and American Exploration have entered into an amending agreement dated October 31, 2011 which extends the Termination Date to January 31, 2012.

The merger remains subject to various conditions, including the approval of the respective stockholders of each of Mainland and American Exploration.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
2.1	Amending Agreement between Mainland Resources, Inc. and American Exploration Corp., dated October 31, 2011, amending the Merger Agreement *

* Filed herewith.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger transaction with American Exploration announced on March 23, 2010, Mainland has filed, and intends to file, relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 filed with the SEC on December 1, 2010, as amended on Form S-4/A (Amendment No. 1) filed with the SEC on March 18, 2011, on Form S-4/A (Amendment No. 2) filed with the SEC on July 28, 2011 and on Form S-4/A (Amendment No. 3) filed with the SEC on September 28, 2011 (the "Registration Statement"), but which has not been declared effective by the SEC. The Registration Statement includes a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement incorporates a joint proxy statement/prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

2.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: November 3, 2011	By: "William D. Thomas" William D Thomas Chief Financial Officer/Treasurer

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